December 21, 2015

DREYFUS MANAGER FUNDS II

-          Dreyfus Balanced Opportunity Fund

Supplement to Summary and Statutory Prospectuses

dated March 30, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Keith Stransky is the fund's primary asset allocation portfolio manager, a position he has held since March 2007.  Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus.  Brian Ferguson, John C. Bailer and George E. DeFina are the fund's primary equity portfolio managers.  Mr. Ferguson has held this position since March 2007.  Messrs. Bailer and DeFina have held this position since December 2015.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies at TBCAM.  Mr. DeFina is a director, portfolio manager and senior quantitative analyst at TBCAM.  David Bowser and David Horsfall are the fund's primary fixed-income portfolio managers, positions they have held since March 2008 and June 2012, respectively.  Mr. Bowser is Managing Director and Senior Portfolio Manager of Active Fixed Income US Core Strategies at Standish Mellon Asset Management Company LLC (Standish), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  Mr. Horsfall is Co-Deputy Chief Investment Officer and Managing Directory of Opportunistic Fixed Income at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies.  Each portfolio manager also is an employee of Dreyfus.

The following information supersedes and replaces the fourth paragraph included in "Fund Details – Management" in the statutory prospectus:

Brian Ferguson, John C. Bailer and George E. DeFina are the fund's primary equity portfolio managers.  This position has been held by Mr. Ferguson since March 2007, and by Messrs. Bailer and DeFina since December 2015, and they are each jointly and primarily responsible for managing the fund's equity portfolio.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since June 1997.  He has been employed by Dreyfus since April 2001.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value strategy at TBCAM, where he has been employed since 1992.  Mr. DeFina is a director, portfolio manager and senior quantitative analyst at TBCAM, where he has been employed since 2007.  Messrs. Bailer and DeFina have been employed by Dreyfus since September 2003 and November 2015, respectively. Messrs. Ferguson, Bailer and DeFina manage the fund in their capacity as employees of Dreyfus.

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